UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2022

ONCORUS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39575	47-3779757
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hampshire Street Suite 401
Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 320-6400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ONCR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Director

On June 22, 2022, upon the recommendation of its Nominating and Corporate Governance Committee (the “Nominating Committee”), the Board of Directors (the “Board”) of Oncorus, Inc. (the “Company”) appointed Douglas M. Fambrough, III, Ph.D., to fill a vacancy on the Board and to serve as a Class III director, effective as of June 22, 2022. Dr. Fambrough will serve for the term expiring at the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”), and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. Dr. Fambrough was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person.

Dr. Fambrough, 53, served as the Chief Executive Officer of Dicerna Pharmaceuticals, Inc. from May 2010 through its acquisition by Novo Nordisk in December 2021, as well as a member of the company’s board of directors since April 2007. He also serves as a director of Anjarium Biosciences AG, a Switzerland-based genetic medicines company. From 2000 to May 2010, Dr. Fambrough held various positions at Oxford Bioscience Partners, a life science venture capital firm, most recently as a general partner. During his years at Oxford Bioscience Partners, he specialized in financing innovative life science technology companies, including Dicerna Pharmaceuticals, Sirna Therapeutics, Inc. (acquired by Merck & Co., Inc.), Solexa, Inc. (acquired by Illumina, Inc.), and Xencor, Inc. (NASDAQ: XNCR), and served as a director of each of these companies. Before joining Oxford Bioscience Partners, he was a genomic scientist at the Whitehead/MIT Center for Genome Research (now known as the Broad Institute). Dr. Fambrough graduated from Cornell University with an A.B. in biology and earned his Ph.D. in genetics at the University of California, Berkeley.

In accordance with the Company’s non-employee director compensation policy, upon his commencement of service as a director, Dr. Fambrough was granted an initial stock option award to purchase 25,000 shares of the Company’s common stock with an exercise price of $1.50 per share, which was the closing price of the Company’s common stock on the Nasdaq Global Market on the date of grant. This option will vest and become exercisable as follows: one thirty-sixth (1/36th) of the shares shall vest each month commencing on July 22, 2022 until such shares have vested on the third anniversary of the date of grant, subject to Dr. Fambrough’s continuous service (as such term is defined in the Company’s 2020 Equity Incentive Plan (the “Plan”)) through each applicable vesting date. Additionally, Dr. Fambrough will be entitled to receive compensation for his service as a non-employee director in accordance with the Company’s non-employee director compensation policy, including an annual retainer of $35,000 per year for his service as a director. At each annual stockholder meeting following which Dr. Fambrough’s term as a director continues (beginning with the 2023 Annual Meeting), Dr. Fambrough will be entitled to receive a stock option under the Plan to purchase 12,500 shares of common stock, vesting in monthly installments over one year from the grant date, subject to his continuous service through each applicable vesting date.

The Company has entered into its standard form of indemnification agreement with Dr. Fambrough, the form of which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on September 11, 2020.

There are no related party transactions between Dr. Fambrough and the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no family relationships between Dr. Fambrough and any director or executive officer of the Company.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 22, 2022, the Company held its 2022 annual meeting of stockholders (the “2022 Annual Meeting”), at which a quorum was present. At the 2022 Annual Meeting, the stockholders of the Company voted on the following two proposals: (1) to elect three nominees for director to hold office until the Company’s 2025 annual meeting of stockholders (“Proposal 1”), and (2) to ratify the selection by the Audit Committee of the Board of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022 (“Proposal 2”). The final results of the voting on each proposal are set forth below.

Proposal 1 – Election of Directors

The Company’s stockholders elected the three persons listed below as directors, each to serve until the Company’s 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified. The votes cast were as follows:

Nominee	For	Withheld	Broker Non-Votes
Luke Evnin, Ph.D.	12,399,495	2,990,066	4,837,578
Spencer Nam	12,439,846	2,949,715	4,837,578
Eric Rubin, M.D.	12,519,138	2,870,423	4,837,578

There were no abstentions with respect to Proposal 1.

Proposal 2 – Ratification of the Selection by the Audit Committee of the Board of Ernst & Young LLP as the Independent Registered Public Accounting Firm of the Company for its Fiscal Year Ending December 31, 2022.

The Company’s stockholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain
20,225,884	818	437

There were no broker non-votes with respect to Proposal 2.

Item 7.01 Regulation FD Disclosure.

On June 23, 2022, the Company issued a press release announcing the appointment of Dr. Fambrough as a director of the Company. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any of the Company’s filings under the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 23, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCORUS, INC.

Date:	June 23, 2022	By:	/s/ Richard Wanstall
Richard Wanstall Chief Financial Officer